          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K/A

                     Amendment No. 1

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 11, 1998


                    PATAPSCO BANCORP, INC.
----------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Maryland                          0-28032          52-1951797
----------------------------------------------------------------
(State or other jurisdiction   (Commission    (I.R.S. employer
of incorporation)              file number)  identification no.)



1301 Merritt Boulevard, Dundalk, Maryland          21222-2194
----------------------------------------------------------------
(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code:(410)285-1010


                            Not Applicable
----------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information
        and Exhibits.
        -----------------------------------------------------

        Exhibit 16  Letter From KPMG Peat Marwick LLP, the
                    Registrant's Former Accountant

                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   PATAPSCO BANCORP, INC.



Date:  March 30, 1998              By: /s/ Joseph J. Bouffard
                                       -----------------------
                                       Joseph J. Bouffard
                                       President



                             -3-